IRA Ideal!

Defined Asset Funds

SELECT SERIES

Standard & Poor's
Industry Turnaround
Portfolio

SERIES 2

A New Direction
For Industry Investing

[LOGO]Merrill Lynch

[Picture logo of fund]STANDARD & POOR'S
INDUSTRY
TURNAROUND
PORTFOLIO

Teaching an Old "Dog" a New Trick

The well-known "Dog" investment strategies seek out undervalued stocks of major indices, buy them and then hold them for a set period of time. The Select Industry Turnaround Portfolio applies a similar contrarian strategy. Instead of seeking out potentially undervalued "Dog" stocks, the Select Industry Turnaround Strategy looks for out of favor industries, ready for a comeback. It then goes on to identify promising stocks from within these industry groups.

A Defined Contrarian Approach

Some of the best investments may be found in industries no one else wants to buy. The challenge is to find an industry just as it turns the corner of recovery...and once you've found it, look within to find promising stocks.
Our Select Series - Standard & Poor's Industry Turnaround Portfolio puts this contrarian approach into action through a unique two - part screening process.

The Power of the Turnaround Strategy

Since the Industry Turnaround Portfolio is based on our back - testing of the Turnaround Strategy, we looked at what could have been earned with a hypothetical investment in the Strategy. The following figures illustrate how well the Strategy could have performed over two - year rolling periods, when compared to the S&P 500 Index.* While this hypothetical past performance is no guarantee of future results of any Portfolio, these figures show the potential of following the Industry Turnaround Strategy.

Hypothetical Strategy Performance (not any Portfolio)
------------------------------------------------------------------
Returns for 2-Year Periods
Strategy Returns are net of sales charges and expenses
------------------------------------------------------------------
Periods                     Strategy              S&P 500 Index
1/1-12/31                   Total Return          Total Return
------------------------------------------------------------------
1973-1974                    -23.74%                -36.01%
------------------------------------------------------------------
1974-1975                     27.30                  -0.08
------------------------------------------------------------------
1975-1976                    150.45                  68.01
------------------------------------------------------------------
1976-1977                     31.95                  15.11
------------------------------------------------------------------
1977-1978                    -15.07                  -1.50
------------------------------------------------------------------
1978-1979                     54.00                  24.77
------------------------------------------------------------------
1979-1980                     56.20                  53.54
------------------------------------------------------------------
1980-1981                     55.16                  25.39
------------------------------------------------------------------
1981-1982                     21.03                  13.53
------------------------------------------------------------------
1982-1983                     45.38                  45.97
------------------------------------------------------------------
1983-1984                    -12.32                  29.31
------------------------------------------------------------------
1984-1985                     14.08                  37.46
------------------------------------------------------------------
1985-1986                     50.39                  54.47
------------------------------------------------------------------
1986-1987                     21.60                  25.03
------------------------------------------------------------------
1987-1988                     25.41                  22.34
------------------------------------------------------------------
1988-1989                     58.02                  51.44
------------------------------------------------------------------
1989-1990                      0.26                  27.24
------------------------------------------------------------------
1990-1991                     26.82                  24.90
------------------------------------------------------------------
1991-1992                     74.01                  39.39
------------------------------------------------------------------
1992-1993                     38.82                  17.81
------------------------------------------------------------------
1993-1994                     -4.31                  11.32
------------------------------------------------------------------
1994-1995                     55.32                  37.83
------------------------------------------------------------------
1995-1996                     79.98                  67.53
------------------------------------------------------------------
1996-1997                     53.55                  62.49
------------------------------------------------------------------
1997-1998**                   43.21                  51.34
------------------------------------------------------------------
1998***                       3.16%                  13.92%
------------------------------------------------------------------

*"Standard & Poor's" and "S&P 500" are trademarks of The McGraw-Hill Companies and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's.
** 1/1/97 through 3/31/98
*** 1/1/98 through 3/31/98


Average Annual Total Returns for Period Ending 12/31/97

                3 Years   5 Years   10 Years   15 Years   20 Years   25 Years

Strategy        28.37%    17.08%    19.00%     14.19%     17.20%     15.08%

S&P 500         30.82%    20.06%    17.89%     17.37%     16.41%     12.85%

A Hypothetical Investment in the Industry Turnaround Strategy vs. the S&P 500 Index

[A bar graph comparing the hypothetical performance of the Industry Turnaround Strategy (ochre) and the S&P 500 Index (purple) in terms of price changes plus dividends reinvested at the end of each 2 year holding period. An ochre box in the left quadrant indicates the components of the Strategy performance section of the bar graph. The horizontal or (Y) axis compares the annual performance each YEAR from 1973 to 1997, 1/1/97 through 3/31/98 and 1/1/98 through 3/31/98
The vertical axis or (X) axis reflects the performance of the Portfolios. ]

The table and chart above compare the hypothetical performance of the Turnaround Strategy (not any actual Portfolio) with the performance of the S&P
500. Returns shown represent price changes plus dividends (reinvested at the end of each two-year holding period, in average figures), and do not reflect commissions or taxes. Only the Strategy figures reflect the deduction of Portfolio sales charges (4.50% for the first 2 two-year periods, 3.50% for each subsequent 2 year period) and estimated expenses. Portfolio performance will differ from the Strategy because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times, and stocks may not be weighted equally.

The Select Strategy

Like other Select Portfolios in the Defined Asset Funds Select Series, the Industry Turnaround Portfolio employs a contrarian "buy and hold" strategy. That means it follows a disciplined investment style of choosing stocks from industries that are currently out of favor, and then holds them for a set period of time - in this case, two years. At the end of that period, the screening process is reapplied. You can reinvest in the new Portfolio, if available, or you can redeem your investment. Although the Industry Turnaround Portfolio is a two - year investment, we recommend you stay with this Strategy for at least four to six years for potentially more consistent results.

-----------------------------------------------------------------------------
A Defined Portfolio                                                   Symbol
-----------------------------------------------------------------------------
Container Industry
-----------------------------------------------------------------------------
Ball Corporation                                                        BLL
With operations in North America and Asia, Ball manufactures metal and plastic containers for the beverage and food industries.
It also provides aerospace systems and professional services to government and commercial customers
-----------------------------------------------------------------------------
Crown Cork & Seal Company, Incorporated                                 CCK
Operating 282 plants located in 59 countries, Crown
manufactures packaging products for consumer goods.  Its
products include metal cans and metal and plastic packaging
products, as well as metal and specialty promotional packaging products
-----------------------------------------------------------------------------
Owens-Illinois, Incorporated                                            OI
An international manufacturer of packaging products, including glass bottles, plastic containers and closures, as well as tumblers, stemware, pharmaceutical packaging and laboratory ware.
-----------------------------------------------------------------------------
Engineering and Construction
-----------------------------------------------------------------------------
Fluor Corporation                                                       FLR
Through its world - wide subsidiaries, Fluor provides design, engineering, procurement, construction, maintenance, and other diversified services.  The company serves industrial and
commercial clients, as well as governmental clients.
-----------------------------------------------------------------------------
Foster Wheeler Corporation                                              FWC
Foster Wheeler Corporation provides design, engineering,
construction, manufacturing, and project development and
management services to its clients around the globe.  The
Company also offers research, plant operations, and
environmental services.
-----------------------------------------------------------------------------
Mc Dermott International, Incorporated                                  MDR
A world-wide energy services company that manufactures
steam-generating equipment, environmental equipment and
products for the U.S. government.  It also provides engineering and other services for the utility and shipping industries, and hydrocarbon processing facilities.
-----------------------------------------------------------------------------
Gaming Lottery and Parimutuel
-----------------------------------------------------------------------------
Harrah's Entertainment, Incorporated                                    HET
Operates casinos in Nevada, New Jersey and New Zealand.
Also operates river boat and dockside casinos.
-----------------------------------------------------------------------------
Mirage Resorts, Incorporated                                            MIR
Owns and operates casino-based entertainment resorts in Las
Vegas and Laughlin, Nevada
-----------------------------------------------------------------------------
Health Care
-----------------------------------------------------------------------------
Columbia/HCA Healthcare Corporation                                     COL
Provides a variety of health care services.  Columbia operates
318 acute-care hospitals, 18 psychiatric hospitals and 145
outpatient surgery centers.
-----------------------------------------------------------------------------
Tenet Healthcare Corporation                                            THC
Through its subsidiaries, Tenet owns or operates 129 acute - care hospitals and related health care businesses in 22 states. Its hospitals serve as the anchors for its regional health care
delivery networks.
-----------------------------------------------------------------------------
Restaurants
-----------------------------------------------------------------------------
Darden Restaurants, Incorporated                                        DRI
Through its three chains - Red Lobster, Bahama Breeze and The
Olive Garden - Darden operates more than 1,200 restaurants in
North America.
-----------------------------------------------------------------------------
McDonald's Corporation                                                  MCD
Operates 21,000 fast - food restaurants, both in the U.S. and in
102 other countries worldwide.
-----------------------------------------------------------------------------
Wendy's International, Incorporated                                     WEN
Operates or franchises 5,133 "Wendy's" and "Tim Hortons"
restaurants in the U.S. and 33 other countries and territories around the world.
-----------------------------------------------------------------------------
Tricon Global Restaurants, Incorporated                                 YUM
Owns and franchises 30,000 quick service restaurants in 95
countries.  The company's restaurants include Pizza Hut, KFC and Taco Bell.
-----------------------------------------------------------------------------


A Dual Screening Process

1.  Industry Direction

Turnaround Industries

Analyze approximately 100 industries of the S&P 500 Index, and target those industries that have underperformed the index over the past 12 months. Select those industries that have broken above their nine-month average of relative annual returns. We believe these industries may have the momentum to turn around.

The Contrarian Advantage

Rank the remaining industries in order of their 12-month relative price performance, as compared to the S&P 500. The five industries with the weakest relative performance are then selected for the Select Series Standard & Poor's Industry Turnaround Portfolio.

2. Stock Selection

Rank for Quality

Within each of the five chosen Industries, list all companies in order of their respective Standard & Poor's Quality Ranking.

Finding Large-Cap Quality Stocks

Select either the four companies with the highest S&P Quality Rankings or, if the industry has four or fewer stocks, select all the stocks. In the event of a tie, the stock with the larger marker capitalization is selected.

About Standard & Poor's

STANDARD & POOR'S is a leading financial information, analysis and investment research company. Since 1860, it has provided investors and financial institutions with financial research, benchmarks and market data. Its most notable benchmark, the S&P 500 Composite Stock Price Index, features utility, financial, transportation and industrial stocks. Standard & Poor's is the Portfolio Consultant for the Select Industry Turnaround Portfolio.

Is This Investment Right For You?

If you're an equity investor who is saving for a goal such as a new home, a child's education or retirement, the Select Standard & Poor's Industry Turnaround Portfolio may be a smart choice. It is important to note that this investment is designed for investors able and willing to assume the risks generally associated with equity investments, and with an investment in stocks from industries that are currently depressed. There can be no assurance that the prices of these stocks (and therefore the Portfolio price) will increase or not decline further, during the Portfolio's two-year life. Additionally, U.S. equity markets have been at historically high levels, and no assurance can be given that these levels will continue.

A Tax-Efficient Structure

By holding this two-year Portfolio until the end, you can benefit from favorable tax treatment on any capital gains. Gains on assets held for more than 18 months are now taxed at the maximum federal tax rate of 20% for individuals.

Defining Your Costs

First-time investors pay an initial sales charge of approximately 1% when they buy. All investors pay a deferred sales charge of seven monthly payments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value in each year of the Portfolio's two-year life.

                                    As a % of Public      Amount Per 1,000
                                     Offering Price            Units
--------------------------------------------------------------------------
     Initial Sales Charge                1.00%                 $10.00

     Annual Deferred Sales               1.75%                 $17.50
  Charge (per year x 2 years)
                                   =======================================
     Maximum Sales Charge                4.50%                 $45.00

  Estimated Annual Operating             0.265%                $2.62
    Expenses (as a % of net
            assets)
--------------------------------------------------------------------------

If you sell your investment before the final deferred sales charge installment in either the first or second year, the remaining deferred sales charges for that year will be deducted, along with the estimated cost of selling Portfolio stocks. If you roll over into a successor Portfolio, if available, the initial charge will be waived. You will only pay the deferred sales charge and operating expenses.

Change Your Direction Toward Industry Investing!

You can get started with the Equity Investor Fund - Select Standard & Poor's Industry Turnaround Portfolio with as little as $250. Call your financial professional for a free prospectus containing more complete information, including all charges and expenses. Please read the prospectus carefully before investing.

Information contained herein is subject to amendment. A registration statement relating to the next Select Standard & Poor's Industry Turnaround Portfolio has been filed with the Securities and Exchange Commission, but is not yet effective. These securities may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of those securities in any state in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Defined Asset Funds

Buy With Knowledge o Hold With Confidence

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